CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chief Executive Officer of First Trust Value Line(R)100 Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)   of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 24, 2005                        /S/ JAMES A. BOWEN
     ----------------------              ---------------------------------------
                                         James A. Bowen, Chief Executive Officer
                                         (principal executive officer)


I, Mark R. Bradley, Chief Financial Officer of First Trust Value Line(R)100 Fund (the "Registrant"), certify that:

         1.     The  Form N-CSR of the Registrant (the "Report")  fully complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 24, 2005                        /S/ MARK R. BRADLEY
     ----------------------             ----------------------------------------
                                        Mark R. Bradley, Chief Financial Officer
                                        (principal financial officer)